UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 4, 2005

RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-07336	59-34862971
(Commission File Number)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (321) 984-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On May 4, 2005, the Company issued a press announcing that it received orders totaling approximately $700,000 from agencies of the U.S. Department of the Interior.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 5, 2005, the Company issued a press release announcing that its BK Radio V Series digital base stations, compliant with the APCO Project 25 standard for public safety digital radio equipment, will now offer the added capability to transmit and receive signals via the VoIP (Voice over the Internet Protocol) standard for Web-based voice communications.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit Number	Description
99.1	Press Release issued by the Company on May 4, 2005
99.2	Press Release issued by the Company on May 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)

	By:	/s/WILLIAM P. KELLY
Date: May 9, 2005		William P. Kelly Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued by the Company on May 4, 2005
99.2	Press Release issued by the Company on May 5, 2005